UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________

FORM 8-K

Current Report
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2020

HECLA MINING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-8491	77-0664171
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

6500 North Mineral Drive, Suite 200
Coeur d'Alene, Idaho 83815-9408
(Address of principal executive offices) (Zip Code)

(208) 769-4100
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.25 per share	HL	New York Stock Exchange
Series B Cumulative Convertible Preferred Stock, par value $0.25 per share	HL-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On October 7, 2020, Hecla Mining Company (the “Company”) revised its revolving credit agreement (the “Credit Agreement”) dated July 16, 2018 with the various financial institutions and other persons from time to time parties thereto as lender (the “Lenders”) and The Bank of Nova Scotia, as administrative agent for the Lenders and as letter of credit issuer. The Credit Agreement was previously amended by agreements dated May 8, 2019 (the “First Amendment”), July 15, 2019 (the “Second Amendment”), August 23, 2019 (the “Third Amendment”) and February 7, 2020 (the “Fourth Amendment”). The revision is in the form of a supplement executed by the Company which adds the Company as a party to the existing Fifth Amended and Restated Security Agreement entered into under the Credit Agreement by most of the Company’s subsidiaries and the Lenders to include substantially all personal property of the Company. Primarily this includes most cash and investment accounts of the Company and the equity of two additional subsidiaries, each of which will be added as new collateral under the Security Agreement. Previously the Company’s personal property did not secure borrowings under the Credit Agreement. The Supplement to the Fifth Amended and Restated Security Agreement is included as Exhibit 10.6 hereto and is incorporated by reference.

The Credit Agreement and the related amendments were each previously filed with the SEC as follows and each is incorporated herein by reference:

Document	SEC Filing	Date of Filing	Exhibit Number

Credit Agreement	Current Report on Form 8-K	July 17, 2018	10.1
First Amendment	Current Report on Form 8-K	July 18, 2019	10.2
Second Amendment	Current Report on Form 8-K	July 18, 2019	10.3
Third Amendment	Quarterly Report on Form 10-Q	November 7, 2019	10.2
Fourth Amendment	Current Report on Form 8-K	February 10, 2020	10.5

The Credit Agreement, as amended, contains representations and warranties we made. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the Company has exchanged in connection with signing the Credit Agreement. While the Company does not believe that they contain information securities laws require it to publicly disclose other than information that has already been so disclosed, the disclosure schedules do contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Credit Agreement. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts since they are modified in important part by the underlying disclosure schedules. The Credit Agreement has been incorporated by reference herein to provide you with information regarding its terms. It is not intended to provide any other factual information about the Company. Such information about the Company can be found elsewhere in other public filings the Company has made with the SEC, which are available without charge at www.sec.gov.

The disclosure schedules contain information that has been included in the Company’s general prior public disclosures, as well as potential additional non-public information. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the Credit Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Item 2.02 Results of Operations and Financial Condition.

On October 8, 2020, the Company issued a news release (“Release”) announcing certain preliminary production and financial results for the third quarter ended September 30, 2020.  All measures of the Company's third quarter 2020 operating and financial results and conditions contained in the Release are preliminary and reflect the Company’s expected results as of the date of the Release. Actual reported third quarter 2020 results are subject to management's final review as well as review by the Company's independent registered accounting firm and may vary significantly from current expectations because of a number of factors, including, without limitation, additional or revised information and changes in accounting standards or policies or in how those standards are applied. A copy of the Release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any of the Company’s filings or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1
Fifth Amended and Restated Credit Agreement dated as of July 16, 2018, by and among Hecla Mining Company, Hecla Limited, Hecla Alaska LLC, Hecla Greens Creek Mining Company, and Hecla Juneau Mining Company, as the Borrowers, The Bank of Nova Scotia, as the Administrative Agent for the Lenders, and various Lenders. Filed as exhibit 10.1 to Registrant’s Current Report on Form 8-K filed on July 17, 2018 (File No. 1-8491), and incorporated herein by reference.

10.2
First Amendment to Fifth Amended and Restated Credit Agreement dated as of May 8, 2019, by and among Hecla Mining Company, certain subsidiaries of Hecla Mining Company, the Bank of Nova Scotia, as the Administrative Agent for the Lenders, and various Lenders. Filed as exhibit 10.2 to Registrant’s Current Report on Form 8-K filed on July 18, 2019 (File No. 1-8491), and incorporated herein by reference.

Exhibit Number	Description

10.3
Second Amendment to Fifth Amended and Restated Credit Agreement dated as of July 15, 2019, by and among Hecla Mining Company, certain subsidiaries of Hecla Mining Company, the Bank of Nova Scotia, as the Administrative Agent for the Lenders, and various Lenders. Filed as exhibit 10.3 to Registrant’s Current Report on Form 8-K filed on July 18, 2019 (File No. 1-8491), and incorporated herein by reference.

10.4
Third Amendment to Fifth Amended and Restated Credit Agreement dated as of August 23, 2019, by and among Hecla Mining Company, certain subsidiaries of Hecla Mining Company, the Bank of Nova Scotia, as the Administrative Agent for the Lenders, and various Lenders. Filed as exhibit 10.2 to Registrant’s form 10-Q for the period ended September 30, 2019 (File No. 1-8491), and incorporated herein by reference.

10.5
Fourth Amendment to Fifth Amended and Restated Credit Agreement dated as of February 7, 2020, by and among Hecla Mining Company, certain subsidiaries of Hecla Mining Company, the Bank of Nova Scotia, as the Administrative Agent for the Lenders, and various Lenders. Filed as exhibit 10.5 to Current Report on Form 8-K filed on February 10, 2020 (File No. 1-8491), and incorporated herein by reference.

10.6	Supplement to Security Agreement dated as of October 7, 2020, by and among Hecla Mining Company, the Bank of Nova Scotia, as the Administrative Agent for the Lenders, and various Lenders.*

99.1	News Release dated October 8, 2020.**

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

* Filed herewith

** Furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECLA MINING COMPANY

By	/s/ David C. Sienko
David C. Sienko
Vice President and General Counsel

Dated: October 8, 2020